SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549



                            FORM 8-K


                          CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934


                 Date of Report: January 25, 1995


                      DIAMOND SHAMROCK, INC.
                     9830 Colonnade Boulevard
                     San Antonio, Texas 78230
                          (210) 641-6800


Delaware                    1-9409           74-2456753
(State of                (Commission         (IRS Employer
incorporation)           File Number)        Identification No.)
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Item 5.   Other Events

          On January 25, 1995, Diamond Shamrock, Inc. announced earnings for its fiscal year ended December 31, 1994.

Item 7.   Financial Statements, Pro-Forma Financial
          Information and Exhibits.

     (c)  Exhibits:

          99.1  Diamond Shamrock, Inc. earnings release dated
January 25, 1995.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DIAMOND SHAMROCK, INC.


                              By: /s/ TIMOTHY J. FRETTHOLD
                                   Timothy J. Fretthold,
                                   Senior Vice President/Group
                                   Executive and General Counsel
Date: January 25, 1995

                          EXHIBIT INDEX


Exhibit
Number                   Description                        Page


99.1           Diamond Shamrock, Inc. earnings release
               dated January 25, 1995.